UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2008

The Mexico Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-02409	13 306 9854
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

1775 I Street, NW, Suite 1100

Washington, DC 20006

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(202) 261-7941

(none)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 4, 2008, The Mexico Fund, Inc. (the “Fund”) issued two press releases announcing (1) the approval of a managed distribution plan (“Plan”) and first dividend distribution under the Plan, and (2) the terms of the Fund’s repurchase offer to be conducted during September 2008. The text of the press releases are included as Exhibits 99.i and 99.ii to this Current Report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed as part of this report:

99.i	Press Release dated September 4, 2008

99.ii	Press Release dated September 4, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Mexico Fund, Inc.

Date: September 4, 2008	By:	/s/ Sander M. Bieber
Sander M. Bieber
Assistant Secretary